UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):    May 3, 2004
                                                 -------------------------------



                        AMERICAN TECHNICAL CERAMICS CORP.
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               (Exact Name of Company as Specified in its Charter)



         DELAWARE                    1-9125                      11-2113382
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)



                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11714
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                    (Address of Principal Executive Offices)



Company's telephone number, including area code          (631) 622-4700
                                                --------------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     The following exhibit is furnished as part of this report:

     Exhibit No.         Description
     -----------         -----------
       99.1              Press release issued by the Company, dated May 3, 2004.



Item 12.  Results of Operations and Financial Conditions
          ----------------------------------------------

On May 3, 2004, American Technical Ceramics Corp., a Delaware corporation, issued a press release announcing its financial results for its third fiscal quarter ended March 31, 2004. A copy of this press release is being furnished as
Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly stated by specific reference in such filing.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              AMERICAN TECHNICAL CERAMICS CORP.
                                             -----------------------------------
                                                         (Company)







                                                    /S/ ANDREW R. PERZ
                                                   -----------------------------
Date:    May 3, 2004                               Andrew R. Perz
                                                   Vice President, Controller
                                                  (Principal Accounting Officer)

Exhibit Index




Exhibit No.                                   Description
-----------                  ---------------------------------------------------

  99.1 Press release of American Technical Ceramics Corp., dated May 3, 2004.